UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                               January 20, 2015___________________

                                                                 VYSTAR CORPORATION____________________________

(Exact name of registrant as specified in its charter)

                           Georgia                                         000-53754                                      2027731____

(State or other jurisdiction of incorporation)

(Commission File Number)

(IRS Employer

Identification No.)

2484 Briarcliff Rd NE, #22, Suite 159, Atlanta, GA	30329
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code            (866) 674-5238___

_________________________________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement.

On January 20, 2015, the Company and Nature’s Home Solutions, LLC, a Massachusetts limited liability company (“NHS”), entered into a Distribution Agreement with respect to the distribution of foam furniture and bedding products manufactured with the Company’s patented Vytex®NRL process.

The Agreement provides that NHS shall be the exclusive distributor in the United States for such products, subject to the payment of agreed upon minimum license fees and rebates to the Company, for a five (5) year term, which is renewable for three additional five (5) year terms.

The Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1.  Also attached are two press releases regarding the Agreement, one issued by the Company and one issued by NHS.

Item 9.01

Financial Statements and Exhibits.

(d)	Exhibits

10.1

Distribution Agreement dated January 20, 2015, between the Company and NHS.

99.1

Press Release issued by the Company on January 22, 2015.

99.2

Press Release issued by NHS on January 22, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VYSTAR CORPORATION
January 22, 2015	By: /s/ William R. Doyle________ William R. Doyle Chairman, President and Chief Executive Officer

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